DERIVATIVES	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
Derivatives

First Financial uses certain derivative instruments, including interest rate caps, floors and swaps, to meet the needs of its clients while managing the interest rate risk associated with certain transactions.  First Financial does not use derivatives for speculative purposes. For discussion of First Financial's accounting for derivative instruments, see Note 1 - Summary of Significant Accounting Policies.

First Financial primarily utilizes interest rate swaps as a means to offer borrowers credit-based products that meet their needs and may from time to time utilize interest rate swaps to manage the interest rate risk profile of the Company. The interest rate swap agreements establish the basis on which interest rate payments are exchanged with counterparties, referred to as the notional amount.

As only interest rate payments are exchanged, the cash requirements and credit risk associated with interest rate swaps are significantly less than the notional amount and the Company’s credit risk exposure is limited to the market value of the instruments. First Financial manages this market value credit risk through counterparty credit policies. These policies require the Company to maintain a total derivative notional position of less than 35% of assets, total credit exposure of less than 3% of capital and no single counterparty credit risk exposure greater than $20.0 million. The Company is currently well below all single counterparty and portfolio limits. At December 31, 2013, the Company had a total counterparty notional amount outstanding of approximately $561.6 million, spread among nine counterparties, with an outstanding liability from these contracts of $9.3 million. At December 31, 2012, First Financial had a total counterparty notional amount outstanding of $509.1 million, spread among eight counterparties, with an outstanding liability from these contracts of $26.0 million.

First Financial’s exposure to credit loss, in the event of nonperformance by a borrower, is limited to the market value of the derivative instrument associated with that borrower. First Financial monitors its derivative credit exposure to borrowers by monitoring the creditworthiness of the related loan customers through the normal credit review processes the Company performs on all borrowers. Additionally, the Company monitors derivative credit risk exposure related to problem loans through the Company's allowance for loan and lease losses committee. First Financial considers the market value of a derivative instrument to be part of the carrying value of the related loan for these purposes as the borrower is contractually obligated to pay First Financial this amount in the event the derivative contract is terminated.

The following table summarizes the derivative financial instruments utilized by First Financial and their balances:

		December 31, 2013			December 31, 2012
			Estimated fair value			Estimated fair value
(Dollars in thousands)	Balance Sheet Location	Notional amount	Gain	Loss	Notional amount	Gain	Loss
Fair Value Hedges - Instruments associated with loans
Pay fixed interest rate swaps with counterparty	Accrued interest and other liabilities	$9,836	$0	$(865)	$12,739	$0	$(1,445)
Matched interest rate swaps with borrower	Accrued interest and other assets and other liabilities	451,744	11,710	(1,767)	461,377	24,135	0
Matched interest rate swaps with counterparty	Accrued interest and other liabilities	451,744	1,767	(11,799)	461,377	0	(24,978)
Total		$913,324	$13,477	$(14,431)	$935,493	$24,135	$(26,423)

In connection with its use of derivative instruments, from time to time First Financial and its counterparties are required to post cash collateral to offset the market position of the derivative instruments. First Financial maintains the right to offset these derivative positions with the collateral posted against them by or with the relevant counterparties. First Financial classifies the derivative cash collateral outstanding with its counterparties as an adjustment to the fair value of the derivative contracts within Accrued interest and other assets or Accrued interest and other liabilities in the Consolidated Balance Sheets.

The following table discloses the gross and net amounts of liabilities recognized in the Consolidated Balance Sheets:

	December 31, 2013			December 31, 2012
(Dollars in thousands)	Gross amounts of recognized liabilities	Gross amounts offset in the Consolidated Balance Sheets	Net amounts of liabilities presented in the Consolidated Balance Sheets	Gross amounts of recognized liabilities	Gross amounts offset in the Consolidated Balance Sheets	Net amounts of liabilities presented in the Consolidated Balance Sheets
Fair value hedges
Pay fixed interest rate swaps with counterparty	$865	$(663)	$202	$1,445	$(669)	$776
Matched interest rate swaps	13,566	(9,533)	4,033	24,978	(23,057)	1,921
Total	$14,431	$(10,196)	$4,235	$26,423	$(23,726)	$2,697

The following table details the derivative financial instruments, the average remaining maturities and the weighted-average interest rates being paid and received by First Financial at December 31, 2013:

				Weighted-Average Rate
(Dollars in thousands)	Notional amount	Average maturity (years)	Fair value	Receive	Pay
Asset conversion swaps
Pay fixed interest rate swaps with counterparty	$9,836	2.9	$(865)	2.14%	6.85%
Receive fixed, matched interest rate swaps with borrower	451,744	4.2	9,943	4.83%	2.86%
Pay fixed, matched interest rate swaps with counterparty	451,744	4.2	(10,032)	2.86%	4.83%
Total asset conversion swaps	$913,324	4.2	$(954)	3.83%	3.88%

Fair Value Hedges. First Financial utilizes interest rate swaps designated as fair value hedges as a means to offer commercial borrowers products that meet their needs, but are also designed to achieve First Financial’s desired interest rate risk profile.  The following table details the location and amounts recognized in the Consolidated Statements of Income for fair value hedges:

		Decrease to Interest Income
(Dollars in thousands)		Years Ended
Derivatives in fair value hedging relationships	Location of change in fair value	December 31,
		2013	2012	2011
Interest rate contracts
Loans	Interest income - loans	$(515)	$(706)	$(891)
Total		$(515)	$(706)	$(891)

Cash Flow Hedges. First Financial utilizes interest rate swaps designated as cash flow hedges to hedge against interest rate volatility on indexed floating rate deposits, totaling $100.0 million as of December 31, 2013 and $35.0 million as of December 31, 2012. These interest rate swaps qualify for hedge accounting and involve the receipt by First Financial of variable-rate interest amounts in exchange for fixed-rate interest payments by First Financial and have a remaining weighted average term of approximately 6 years. Accrued interest and other assets included $0.8 million at December 31, 2013 and accrued interest and other liabilities included $0.2 million at December 31, 2012, respectively, reflecting the fair value of these cash flow hedges.